Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Encysive Pharmaceuticals Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Richard A. Goeggel, Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Richard A. Goeggel
Richard A. Goeggel
Treasurer
August 8, 2007
A signed original of this written statement required by Section 906 has been provided to Encysive Pharmaceuticals Inc. and will be retained by Encysive Pharmaceuticals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.